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                     METROPOLITAN LIFE SEPARATE ACCOUNT E
               PREFERENCE PREMIER(R) VARIABLE ANNUITY CONTRACTS
           ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY (OFFERED ON
                          AND AFTER OCTOBER 7, 2011)

                      SUPPLEMENT DATED DECEMBER 12, 2011
           TO THE PROSPECTUS DATED OCTOBER 7, 2011 (AS SUPPLEMENTED)

This supplement describes changes to the Guaranteed Minimum Income Benefit Max ("GMIB Max") optional benefit and the Enhanced Death Benefit Max ("EDB Max") optional benefit that will be available for Preference Premier variable annuity contracts issued by Metropolitan Life Insurance Company (offered on and after October 7, 2011) ("MetLife", "we," "us," or "our"). If approved in your state, these changes are effective for Contracts issued based on applications and necessary information that we receive in good order at your Administrative Office after the close of the New York Stock Exchange on December 30, 2011.

IN ORDER TO RECEIVE THE CURRENT VERSIONS OF THESE OPTIONAL BENEFITS, YOUR APPLICATION AND NECESSARY INFORMATION MUST BE RECEIVED BY YOUR ADMINISTRATIVE OFFICE, IN GOOD ORDER, BEFORE THE CLOSE OF THE NEW YORK STOCK EXCHANGE ON DECEMBER 30, 2011. FOR PURCHASES OF THE CONTRACT SUBJECT TO REGULATION NO. 60 (11 NYCRR 51) (A "REG 60 TRANSACTION") IN NEW YORK, THIS MEANS THAT THE PAPERWORK WE REQUIRE TO INITIATE THE REG 60 TRANSACTION MUST BE RECEIVED BY YOUR ADMINISTRATIVE OFFICE, IN GOOD ORDER, BEFORE THE CLOSE OF THE NEW YORK STOCK EXCHANGE ON DECEMBER 30, 2011. THE APPLICATION FOR THE CONTRACT AND ADDITIONAL REQUIRED PAPERWORK MUST BE RECEIVED BY YOUR ADMINISTRATIVE OFFICE, IN GOOD ORDER, BEFORE THE CLOSE OF THE NEW YORK STOCK EXCHANGE ON FEBRUARY 17, 2012.

This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, if purchased through a MetLife sales representative, write to us at P.O. Box 10342, Des Moines, IA 50306-0342 (Attention: Fulfillment Unit-Preference Premier) or call us at (800) 638-7732 to request a free copy. If purchased through a New England Financial(R) (NEF) sales representative, write to us at P.O. Box 14594, Des Moines, IA 50306-0342 or call us at
(800) 435-4117 to request a free copy.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

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I.  INTRODUCTION OF GUARANTEED MINIMUM INCOME BENEFIT MAX III ("GMIB MAX III");
    GUARANTEED MINIMUM INCOME BENEFIT MAX II ("GMIB MAX II") NO LONGER AVAILABLE

A. Contracts issued based on applications and necessary information that we receive, in good order, at your Administrative Office after the close of the New York Stock Exchange on December 30, 2011 may elect the GMIB Max III optional benefit. The GMIB Max III optional benefit is identical to the GMIB Max II optional benefit described in the October 7, 2011 prospectus (as supplemented), with the following exceptions:

         . The Annual Increase Rate: the annual increase rate is 5% under the GMIB Max III.

         . The Annual Withdrawal Amount percentage: the annual withdrawal amount percentage is 5% under the GMIB Max III.

         . For Contracts issued in New York State, the Annual Increase Amount is subject to a 325% maximum increase limitation for GMIB Max III.

         .   Enhanced Payout Rates:

             (DOES NOT APPLY TO CONTRACTS ISSUED IN NEW YORK STATE) The GMIB Max III purchase rates are only enhanced under the following circumstances. If:

             (a) you begin withdrawals on or after age 62;

             (b) your Account Value is fully withdrawn or decreases to zero on or after age 62 and there is an income base remaining; and

             (c) the income type you select is the Lifetime Income Annuity with a 5-Year Guarantee Period.

             Then the annual income payments under GMIB Max III will equal or exceed 5% of the income base (calculated on the date the payments are determined).

             (FOR CONTRACTS ISSUED IN NEW YORK STATE ONLY) The GMIB Max III purchase rates are only enhanced under the following circumstances (The following does not apply to any other GMIB optional benefit.)
             If:

             (a) the Contract was issued on or after age 57;

             (b) you begin withdrawals on or after age 62;

             (c) your Account Value is fully withdrawn or decreases to zero on or after age 62 and there is an income base remaining; and

             (d) the income type you select is the Lifetime Income Annuity with a 5-Year Guarantee Period.

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             Then the annual income payments under GMIB Max III will equal or exceed 5% of the income base (calculated on the date the payments are determined).

B. GMIB Max II will no longer be available for purchase, effective for applications and necessary paperwork received after the close of the New York Stock Exchange on December 30, 2011.

II. INTRODUCTION OF ENHANCED DEATH BENEFIT MAX III ("EDB MAX III"); ENHANCED DEATH BENEFIT MAX II ("EDB MAX II") NO LONGER AVAILABLE

A. Contracts issued based on applications and necessary information that we receive, in good order, at your Administrative Office after the close of the New York Stock Exchange on December 30, 2011 may elect the EDB Max III optional benefit. The EDB Max III optional benefit is identical to the EDB Max II optional benefit described in the October 7, 2011 prospectus (as supplemented) with the following exceptions.

      . The Annual Increase Rate: the annual increase rate is 5% under the EDB Max III.

      . The Annual Withdrawal Amount percentage: the annual withdrawal amount percentage is 5% under the EDB Max III.

B. EDB Max II will no longer be available for purchase, effective for applications and necessary paperwork received after the close of the New York Stock Exchange on December 30, 2011.





THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

PO Box 10342 (MetLife)                    Telephone: (800) 638-7732
PO Box 14594 (NEF)                        Telephone: (800) 435-4117
Des Moines, IA 50306-0342

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